UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2017

Cardinal Health, Inc.
(Exact name of registrant as specified in its charter)

Ohio	1-11373	31-0958666
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7000 Cardinal Place, Dublin, Ohio 43017
(Address of principal executive offices) (Zip Code)

(614) 757-5000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01 Entry into A Material Definitive Agreement.
On August 30, 2017, Cardinal Health Funding, LLC, a receivables financing subsidiary of Griffin Capital, LLC ("Griffin Capital"), a receivables financing subsidiary of Cardinal Health, Inc. (the "Company"), Griffin Capital, Wells Fargo Bank, N.A., Liberty Street Funding LLC, The Bank of Nova Scotia, Atlantic Asset Securitization LLC, Credit Agricole Corporate and Investment Bank New York Branch, PNC Bank, National Association, Victory Receivables Corporation and The Bank of Tokyo-Mitsubishi UFJ, LTD., New York Branch entered into a Third Amendment (the "Amendment") to the Fourth Amended and Restated Receivables Purchase Agreement (as amended, the "Receivables Purchase Agreement"). The Amendment increases the size of the Company's committed receivables sales facility program from $700 million to $1.0 billion. The Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and the foregoing description is qualified by reference to the full text of the Amendment set forth in Exhibit 10.1.
From time to time, the financial institutions that are parties to the Receivables Purchase Agreement or their affiliates have performed, and may in the future perform, various commercial banking, investment banking and other financial advisory services for the Company and its affiliates, for which they receive customary fees and expenses. Wells Fargo Bank, N.A. serves as a dealer under the Company's commercial paper program and The Bank of Tokyo-Mitsubishi UFJ, Ltd., The Bank of Nova Scotia, Wells Fargo Bank, N.A., Credit Agricole Corporate and Investment Bank New York Branch and PNC Bank, National Association or their affiliates currently act as members of the lending syndicate under the Company's revolving credit facility.
Item 8.01 Other Events.
Subsequent to the August 10, 2017 filing of the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2017, the Company identified an error on page 26. Under the heading “Customers,” the Company said “In the aggregate, our five largest customers, including CVS and OptumRx, accounted for 50 percent of our fiscal 2017 revenue.” The correct percentage was 43 percent.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Exhibit Description
10.1	Third Amendment, dated as of August 30, 2017, to the Fourth Amended and Restated Receivables Purchase Agreement

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardinal Health, Inc.
(Registrant)

Date:	August 31, 2017	By:	/s/ Michael C. Kaufmann
Michael C. Kaufmann
Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Description
10.1	Third Amendment, dated as of August 30, 2017, to the Fourth Amended and Restated Receivables Purchase Agreement

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